AMENDMENT NO. 4 TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 4 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of April 22, 2016, and is entered into by and among PARK-OHIO INDUSTRIES, INC. ("Company"), RB&W CORPORATION OF CANADA ("Canadian Borrower"), the EX-IM BORROWERS party to the Credit Agreement (as hereinafter defined), the EUROPEAN BORROWERS party to the Credit Agreement, the other Loan Parties party to the Credit Agreement, the lenders party to the Credit Agreement (the "Lenders"), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Agent, and J.P. MORGAN EUROPE LIMITED, as European Agent.
W I T N E S S E T H:
WHEREAS, the Borrowers, the other Loan Parties, the lenders from time to time party thereto (the "Lenders") and the Administrative Agent are parties to that certain Sixth Amended and Restated Credit Agreement dated as of July 31, 2014 (as amended, modified and supplemented from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement);
WHEREAS, Borrower Representative has notified Administrative Agent of its request under Section 2.09(d) to increase the Domestic Revolving Commitment (with a corresponding increase in the total Commitments) by an aggregate amount of $25,000,000 pursuant to Section 2.09(e) of the Credit Agreement, so that the increased aggregate Domestic Revolving Commitment shall be equal to $300,000,000 and the aggregate amount of additional commitment increases available for request to Borrowers under Section 2.09(d) shall be reduced to $0, as well as certain other amendments set forth herein; and
WHEREAS, the Agents and the Lenders party hereto have agreed to such request and the other amendments set forth herein, in each case subject to the terms and conditions set forth herein;
NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Amendments. Subject to the satisfaction of the conditions set forth in Section 2 below, and in reliance on the representations set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
(a)    The following new defined term is hereby added to Section 1.01 of the Credit Agreement in its appropriate alphabetical order:
"Fourth Amendment Effective Date" means April 22, 2016.
(b)    The defined terms "Base Availability Amount", "Canadian Revolving Subcommitment", "Commitment", "Domestic Borrowing Base", "Domestic Revolving Commitment", "Eligible Inventory Basket", "Eligible Inventory Basket Advance Rate", "First Drawn Domestic Revolving Loan Amount", "Incremental Inventory Advance Base Availability Amount", "Incremental Inventory Advance Maximum Availability Amount", "Incremental Inventory Advance Period" and "Maximum Availability Amount" set forth in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

"Base Availability Amount" means an amount at any time equal to the sum of (a) $30,000,000 plus (b) 10% of the aggregate increases of the Domestic Revolving Commitment effected as of such time pursuant to Section 2.09(d).
"Canadian Revolving Subcommitment" means, with respect to each Canadian Revolving Lender, the commitment, if any, of such Canadian Revolving Lender to make Canadian Revolving Loans and to acquire participations in Canadian Letters of Credit, Canadian Overadvances, Canadian Protective Advances and Canadian Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Canadian Revolving Lender's Canadian Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Canadian Revolving Lender pursuant to Section 9.04. The amount of each Canadian Revolving Lender's Canadian Revolving Subcommitment as of the Fourth Amendment Effective Date is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Canadian Revolving Lender shall have assumed its Canadian Revolving Subcommitment, as applicable. The aggregate amount of the Canadian Revolving Lenders' Canadian Revolving Subcommitment as of the Fourth Amendment Effective Date is the Dollar Equivalent of $35,000,000. The Canadian Revolving Subcommitments are subcommitments of the Domestic Revolving Commitments and do not represent additional credit exposure.
"Commitment" means, with respect to each Lender, without duplication, the sum of such Lender's Term Loan Commitment, Domestic Revolving Commitment, Canadian Revolving Subcommitment, European Revolving Subcommitment and Ex-Im Revolving Subcommitment, together with the commitment of such Lender to acquire participations in Protective Advances and Ex-Im Revolving Exposure hereunder. The amount of each Lender's Commitment as of the Fourth Amendment Effective Date is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable.
"Domestic Revolving Commitment" means, with respect to each Domestic Revolving Lender, the commitment, if any, of such Domestic Revolving Lender to make Domestic Revolving Loans and to acquire participations in Domestic Letters of Credit, Domestic Overadvances, Domestic Protective Advances and Domestic Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Domestic Revolving Lender's Domestic Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Domestic Revolving Lender pursuant to Section 9.04. The amount of each Domestic Revolving Lender's Domestic Revolving Commitment as of the Fourth Amendment Effective Date is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Domestic Revolving Lender shall have assumed its Domestic Revolving Commitment, as applicable. The aggregate amount of the Domestic Revolving Lenders' Domestic Revolving Commitments as of the Fourth Amendment Effective Date is $300,000,000.
"Eligible Inventory Basket" means, as of any date of determination,
(a) with respect to the Canadian Borrowing Base, the lesser of the amount yielded by the formula set forth in the immediately following clause (x) and the amount set forth in the immediately following clause (y), with clause (x) being an amount equal to (i) the Eligible Inventory Basket Advance Rate of the Canadian Loan Parties' Eligible Inventory, valued at the lower of cost or market value, determined on a first-in, first-out basis, at such time, minus (ii) (A) 85% multiplied by (B) the Orderly Liquidation Percentage multiplied by (C) the value of the Canadian Loan Parties' Eligible Inventory, valued at the lower of cost or market value, determined on a first-in, first-out basis, at such time and (y) being the amount of $2,500,000 (with the amount in this clause (y) being reduced (until reduced to $2,000,000) on an equivalent basis concurrently with each reduction to the Eligible Inventory Basket Advance Rate);
(b) with respect to the European Borrowing Base, an amount equal to $0; and
(c) with respect the Domestic Borrowing Base, the lesser of the amount yielded by the formula set forth in the immediately following clause (x) and the amount set forth in the immediately following clause (y), with clause (x) being an amount equal to (i) the Eligible Inventory Basket Advance Rate of the Domestic Loan Parties' Eligible Inventory, valued at the lower of cost or market value, determined on a first-in, first-out basis, at such time, minus (ii) (A) 85% multiplied by (B) the Orderly Liquidation Percentage multiplied by (C) the value of the Domestic Loan Parties' Eligible Inventory, valued at the lower of cost or market value, determined on a first-in, first-out basis, at such time and (y) being the amount of $50,000,000 (with the amount in this clause (y) being reduced (until reduced to $20,000,000) on an equivalent basis concurrently with each reduction to the Eligible Inventory Basket Advance Rate).
"Eligible Inventory Basket Advance Rate" means 65%; provided, that, the Eligible Inventory Basket Advance Rate shall be reduced over sixteen consecutive calendar quarters by an amount equal to 0.9375% on the first day of each such calendar quarter commencing with July 1, 2016, with the reduction in respect of the sixteenth calendar quarter equal to the amount necessary to reduce the Eligible Inventory Basket Advance Rate to (but not below) 50%; provided, further, that the Eligible Inventory Basket Advance Rate may be reduced (but not increased) on the first day of any such calendar quarter by an amount greater than 0.9375% until the Eligible Inventory Basket Advance Rate has been reduced to 50% upon prior written notice from the Borrower Representative to the Administrative Agent so long as the First Drawn Domestic Revolving Loan Amount is concurrently reduced on an equivalent basis.
"First Drawn Domestic Revolving Loan Amount" means an amount equal to $35,000,000; provided, that, the First Drawn Domestic Revolving Loan Amount shall be reduced over sixteen consecutive calendar quarters by an amount equal to $2,187,500.00 on the first day of each such calendar quarter commencing with July 1, 2016, with the reduction in respect of the sixteenth calendar quarter equal to the amount necessary to reduce the First Drawn Domestic Revolving Loan Amount to $0; provided, further, that the First Drawn Domestic Revolving Loan Amount may be reduced (but not increased) on the first day of any such calendar quarter by an amount greater than $2,187,500.00 upon prior written notice from the Borrower Representative to the Administrative Agent so long as the Eligible Inventory Basket Advance Rate is concurrently reduced on an equivalent basis.
"Incremental Inventory Advance Base Availability Amount" means (i) at any time during the Incremental Inventory Advance Period, an amount at any time equal to the sum of (a) $45,600,000 plus (b) 15.2% of the aggregate increases of the Domestic Revolving Commitment effected as of such time pursuant to Section 2.09(d), and (ii) at all other times, the Base Availability Amount.

"Incremental Inventory Advance Maximum Availability Amount" means (i) at any time during the Incremental Inventory Advance Period, an amount at any time equal to the sum of (a) $45,600,000 plus (b) 15.2% of the aggregate increases of the Domestic Revolving Commitment effected as of such time pursuant to Section 2.09(d), and (ii) at all other times, the Maximum Availability Amount.
"Incremental Inventory Advance Period" means the period commencing on the Fourth Amendment Effective Date and ending on the date that the Eligible Inventory Basket Advance Rate has been reduced to 50%.
"Maximum Availability Amount" means an amount at any time equal to the sum of (a) $37,500,000 plus (b) 12.5% of the aggregate increases of the Domestic Revolving Commitment effected as of such time pursuant to Section 2.09(d).
(c)    The defined term "Sanctioned Person" set forth in Section 1.01 of the Credit Agreement is hereby amended to amend and restate clause (d) thereof in its entirety as follows:
(d) any Person owned or controlled by any such Person or Persons.
(d)    Section 2.09(d) of the Credit Agreement is hereby amended to delete the amount "$50,000,000" set forth in subclause (d)(ii) thereof and insert the amount "70,000,000" in lieu thereof in its place.
(e)    Section 6.02(e) of the Credit Agreement is hereby amended to delete the words "90 days" set forth in clause (ii) of the proviso thereof and insert the words "180 days" in lieu thereof in its place.
(f)    Section 6.06 of the Credit Agreement is hereby amended to amend and restate the proviso set forth at the end thereof in its entirety as follows:
; provided, that if no Event of Default has occurred and is continuing, or would be caused thereby, the Loan Parties may enter into Sale and Leaseback Transactions involving (i) Real Property, so long as the applicable Agent receives a Collateral Access Agreement from the new lessor of such Real Property, in form and substance reasonably satisfactory to such Agent, or an appropriate Reserve has been established by the Administrative Agent in its Permitted Discretion and (ii) Equipment pursuant to a capital lease so long as the Indebtedness incurred in connection therewith constitutes Capitalized Lease Obligations permitted under Section 6.01(e) of the Credit Agreement.
(g)    Section 6.08(a) of the Credit Agreement is hereby amended to delete the amount "$3,000,000" set forth in subclause (a)(iii)(C) and insert the amount "6,000,000" in lieu thereof in its place.
(h)    The Commitment Schedule is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.
2.    Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Administrative Agent), each to be in form and substance satisfactory to Administrative Agent:
(a)    Administrative Agent shall have received a fully executed copy of this Amendment, together with each of the documents, agreements and instruments listed on Exhibit B (Closing Checklist) attached hereto, in each case in form and substance satisfactory to Administrative Agent;

(b)    all proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Administrative Agent and its legal counsel;
(c)    Borrowers shall have paid all fees (including the Amendment Fee as defined below), costs and expenses due and payable as of the date hereof under the Credit Agreement and the other Loan Documents; and
(d)    no Default or Event of Default shall have occurred and be continuing.
3.    Representations and Warranties. To induce the Agents and Lenders to enter into this Amendment, each of the Loan Parties represent and warrant to the Agents and Lenders that:
(a)    the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party and this Amendment has been duly executed and delivered such Loan Party;
(b)    each of the representations and warranties set forth in Article V of the Credit Agreement, are true and correct in all material respects as of the date hereof (except to the extent they relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date);
(c)    the transactions contemplated by this Amendment (i) are permitted under the 2011 Indenture and the 2011 Senior Notes and (ii) will not result in any Event of Default (as defined in the 2011 Indenture) or Default (as defined in the 2011 Indenture) under the 2011 Indenture, the 2011 Senior Notes or any agreement executed by any Loan Party in connection therewith; and
(d)    no Default or Event of Default has occurred and is continuing.
4.    Amendment Fee. The Company shall pay to the Administrative Agent, for the ratable benefit of each Lender executing this Amendment based on final allocations as set forth on the Commitment Schedule attached hereto, a non-refundable amendment fee equal to $100,000 (the "Amendment Fee"), which Amendment Fee shall be due and payable and fully earned on the date hereof.
5.    Acknowledgment of Loan Guarantor; Reaffirmation. Each Loan Guarantor hereby acknowledges that Borrowers, Administrative Agent and Lenders have amended the Credit Agreement by this Amendment, and such Loan Guarantor acknowledges that Administrative Agent and Lenders would not amend the Credit Agreement in the absence of the agreements of such Loan Guarantor contained herein. Each Loan Guarantor hereby approves of and consents to the Amendment, agrees that its obligations under the Loan Guaranty and the other Loan Documents to which it is a party shall not be diminished as a result of the execution of the Amendment, and confirms that the Loan Guaranty and all other Loan Documents to which it is a party are in full force and effect. Each Loan Party hereby reaffirms its obligations under any applicable Security Agreement and each other Collateral Document to which it is a party. Without limiting the foregoing, each Loan party hereby reaffirms its pledge, assignment and grant of a security interest in the Collateral to the applicable Agent, on behalf of and for the ratable benefit of the applicable Lenders, to secure the prompt and complete payment and performance of the applicable Obligations.
6.    Release. In consideration of the agreements of Administrative Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby releases and forever discharges Administrative Agent and each Lender and their directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively "Claims"), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Amendment, the Credit Agreement or the Loan Documents, as each may be amended, the Indebtedness incurred by Borrowers or any other transactions evidenced by this Amendment, the Credit Agreement or the Loan Documents.
7.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
8.    References. Any reference to the Credit Agreement contained in any document, instrument or Credit Agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.
9.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery by telecopy or electronic portable document format (i.e., "pdf") transmission of executed signature pages hereof from one party hereto to another party hereto shall be deemed to constitute due execution and delivery by such party.
10.    Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.
11.    Governing Law. This Amendment shall be a contract made under and governed by the laws of the state of Ohio, without regard to conflict of laws principles that would require the application of laws other than those of the state of Ohio. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

BORROWERS: PARK-OHIO INDUSTRIES, INC. By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary
RB&W CORPORATION OF CANADA By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary
EX-IM BORROWERS: PARK-OHIO INDUSTRIES, INC. By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary
AJAX TOCCO MAGNETHERMIC CORPORATION By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary

Signature Page to Amendment No. 4 to Sixth Amended and Restated Credit Agreement

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

EUROPEAN BORROWERS: SUPPLY TECHNOLOGIES (UKGRP) LIMITED, a company incorporated in England and Wales with company number 0725298 By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary
AJAX TOCCO INTERNATIONAL LIMITED, a company incorporated in England and Wales with company number 02676033 By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary
APOLLO AEROSPACE COMPONENTS LIMITED, a company incorporated in England and Wales with a company number 02083500 By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary
SUPPLY TECHNOLOGIES (IRLG) LIMITED, a company incorporated under the laws of Ireland with a company number 412684 By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary

Signature Page to Amendment No. 4 to Sixth Amended and Restated Credit Agreement

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

OTHER DOMESTIC LOAN PARTIES:
AJAX TOCCO MAGNETHERMIC CORPORATION
ATBD, INC.
AUTOFORM TOOL & MANUFACTURING, LLC
BATES RUBBER, INC.
BLUE FALCON TRAVEL, INC.
COLUMBIA NUT & BOLT LLC
CONTROL TRANSFORMER, INC.
ELASTOMEROS TECNICOS MOLDEADOS, INC.
EP CLEVELAND HOLDINGS, INC.
EP CLEVELAND, INC.
EP REALTY HOLDINGS, INC.
FECO, INC.
FLUID ROUTING KOREA HOLDING INC.
FLUID ROUTING SOLUTIONS, LLC
GATEWAY INDUSTRIAL SUPPLY LLC
GENERAL ALUMINUM MFG. COMPANY
INDUCTION MANAGEMENT SERVICES, LLC
INTEGRATED HOLDING COMPANY
INTEGRATED LOGISTICS HOLDING COMPANY
INTEGRATED LOGISTICS SOLUTIONS, INC.

LEWIS & PARK SCREW & BOLT COMPANY
PARK-OHIO FORGED & MACHINED PRODUCTS LLC
PARK-OHIO INDUSTRIES TREASURY COMPANY, INC.
PARK-OHIO PRODUCTS, INC.
PHARMACEUTICAL LOGISTICS, INC.
PHARMACY WHOLESALE LOGISTICS, INC.
P-O REALTY LLC
PRECISION MACHINING CONNECTION LLC
RB&W MANUFACTURING LLC
RED BIRD, INC.
SNOW DRAGON LLC
ST HOLDING CORP.
STMX, INC.
SUMMERSPACE, INC.
SUPPLY TECHNOLOGIES LLC
SUPPLY TECHNOLOGIES PROCUREMENT COMPANY, INC.
THE AJAX MANUFACTURING COMPANY
THE CLANCY BING COMPANY
TOCCO, INC.
TW MANUFACTURING CO.
WB&R ACQUISITION COMPANY, INC.
Each By /s/ Robert D. Vilsack
   Name: Robert D. Vilsack
   Title: Secretary

Signature Page to Amendment No. 4 to Sixth Amended and Restated Credit Agreement

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

POVI L.L.C. By: Integrated Logistics Holding Company Its: Member By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary
RB&W LTD. By: Integrated Logistics Holding Company Its: Sole Member By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary

Signature Page to Amendment No. 4 to Sixth Amended and Restated Credit Agreement

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

OTHER CANADIAN LOAN PARTIES:
AJAX TOCCO MAGNETHERMIC CANADA LIMITED By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary
SUPPLY TECHNOLOGIES COMPANY OF CANADA By /s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary

Signature Page to Amendment No. 4 to Sixth Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., individually as Administrative Agent, as Domestic Issuing Bank, as Ex-Im Issuing Bank, as Ex-Im Revolving Lender, as Domestic Swingline Lender and as a Lender

By /s/ David J. Waugh
   Name: David J. Waugh
   Title: Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Agent, as Canadian Issuing Bank, as Canadian Swingline Lender and as a Lender

By /s/ Auggie Marchetti
   Name: Auggie Marchetti
   Title: Authorized Officer

J.P. MORGAN EUROPE LIMITED, as European Agent, as European Issuing Bank, as European Swingline Lender and as a European Revolving Lender

By  /s/ Matthew Sparkes
   Name: Mathhew Sparkes
   Title: Vice President

Signature Page to Amendment No. 4 to Sixth Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender and a European Revolving Lender

By /s/ Christopher D. Fudge
   Name: Christopher D. Fudge
   Title: Vice President
U.S. BANK NATIONAL ASSOCIATION, Canada Branch, as a Canadian Revolving Lender

By  /s/ John P. Rehob
   Name: John P. Rehob
   Title: Vice President and Principal Officer

Signature Page to Amendment No. 4 to Sixth Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender and a European Revolving Lender

By  /s/ Nicholas R. Wymer
   Name: Nicholas R. Wymer
   Title: Vice President
PNC BANK CANADA BRANCH, as a Canadian Revolving Lender

By  /s/ James Bruce
   Name: James Bruce
   Title:Vice President

Signature Page to Amendment No. 4 to Sixth Amended and Restated Credit Agreement

CITIZENS BUSINESS CAPITAL, a division of Citizens Asset Finance Inc., F/K/A RBS BUSINESS CAPITAL a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.A., as a Lender, a Canadian Revolving Lender and a European Revolving Lender

By  /s/ James G. Zamborsky
   Name: James G. Zamborsky
   Title: Vice President

Signature Page to Amendment No. 4 to Sixth Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender, a Canadian Revolving Lender and a European Revolving Lender By /s/ John P. Dunn Name: John P. Dunn Title: Vice President

Signature Page to Amendment No. 4 to Sixth Amended and Restated Credit Agreement

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender By /s/ Colin C. Dormondy Name: Colin C. Dormondy Title:Vice President

Signature Page to Amendment No. 4 to Sixth Amended and Restated Credit Agreement

THE HUNTINGTON NATIONAL BANK, as a Lender By /s/ Paul Weybrecht Name: Paul Weybrecht Title: Vice President

Signature Page to Amendment No. 4 to Sixth Amended and Restated Credit Agreement

EXHIBIT A - COMMITMENT SCHEDULE

						Term Loan Commitment
Lender	Passport Scheme Number	Domestic Revolving Commitment	Canadian Revolving Subcommitment	European Revolving Subcommitment	Ex-Im Revolving Subcommitment	Existing Term Loans#	First Additional Term Loans+	Second Additional Term Loans^	Total Commitments
JPMorgan Chase Bank, N.A.		$77,900,000.00	$0.00	$0.00	$25,000,000.00	$3,811,107.86	$2,336,852.14	$2,459,184.00	$86,507,144.00
JPMorgan Chase Bank, N.A. (Toronto Branch)		$0.00	$15,750,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$15,750,000.00 (subcommitment)
J.P. Morgan Europe Limited		$0.00	$0.00	$11,250,000.00	$0.00	$0.00	$0.00	$0.00	$11,250,000.00 (subcommitment)
U.S. Bank National Association		$45,000,000.00	$0.00	$3,750,000.00	$3,750,000.00*	$2,324,617.35	$1,425,382.65	$1,500,000.00	$50,250,000.00
U.S. Bank National Association, Canada Branch		$0.00	$5,250,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$5,250,000.00 (subcommitment)
PNC Bank, National Association		$40,900,000.00	$0.00	$3,750,000.00	$3,750,000.00*	$2,324,617.35	$1,425,382.65	$1,500,000.00	$46,150,000.00
PNC Bank Canada Branch		$0.00	$5,250,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$5,250,000.00 (subcommitment)
Citizens Business Capital		$37,500,000.00	$4,375,000.00	$3,125,000.00	$3,125,000.00*	$1,937,181.13	$1,187,818.87	$1,250,000.00	$41,875,000.00 $4,375,000.00 (subcommitment) $3,125,000.00 (subcommitment)
Keybank National Association		$37,500,000.00	$4,375,000.00	$3,125,000.00	$3,125,000.00*	$1,937,181.13	$1,187,818.87	$1,250,000.00	$41,875,000.00 $4,375,000.00 (subcommitment) $3,125,000.00 (subcommitment)
First National Bank of Pennsylvania		$30,600,000.00	$0.00	$0.00	$2,551,020.00*	$1,581,372.09	$969,647.91	$1,020,408.00	$34,171,428.00
The Huntington National Bank		$30,600,000.00	$0.00	$0.00	$2,551,020.00*	$1,581,372.09	$969,647.91	$1,020,408.00	$34,171,428.00
Total		$300,000,000.00	$35,000,000.00	$25,000,000.00	$25,000,000.00	$15,497,449.00	$9,502,551.00	$10,000,000.00	$335,000,000.00

#
This column sets forth the principal amount of Existing Term Loans owing to the Lenders as of the First Amendment Effective Date. The commitment of the Term Lenders to make the Existing Term Loan terminated concurrently with the making of the Existing Term Loans on the Fifth Restated Closing Date.

+
This column sets forth the Commitments with respect to the First Additional Term Loans as of October 27, 2014. The commitment of the Term Lenders to make the First Additional Term Loans terminated concurrently with the making of the First Additional Term Loans as of October 27, 2014.

^
This column sets forth the Commitments with respect to the Second Additional Term Loans as of October 27, 2014. The commitment of the Term Lenders to make the Second Additional Term Loans terminated concurrently with the making of the Second Additional Term Loans, if any, as of February 28, 2015. As of the Fourth Amendment Effective Date, the outstanding principal balance of the Term Loans is $25,634,937.50.

*	Participation interest

EXHIBIT B
Closing Checklist
(attached)